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                                                                    EXHIBIT 23.3



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors


Charter Communications:



     We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Certified Public Accountants" in the registration statement.



                                          KPMG Peat Marwick LLP



Dallas, Texas


June 19, 1996